Exhibit 99.1

Contact:
Gary J. Fuges, CFA
ValueClick, Inc.
1.818.575.4677

VALUECLICK ANNOUNCES FOURTH QUARTER 2009 RESULTS

Westlake Village, CA – February 16, 2010 – ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the fourth quarter and fiscal year ended December 31, 2009.

Revenue of $110.4 million for the fourth quarter of 2009 increased $0.3 million from $110.1 million in the fourth quarter of 2008. Adjusted-EBITDA1 of $35.1 million for the fourth quarter of 2009 increased $8.5 million from $26.5 million in the fourth quarter of 2008, resulting in adjusted-EBITDA margin expansion to 31.8 percent in the fourth quarter of 2009 from 24.1 percent in the year-ago period. In the fourth quarter of 2009, revenue in the Media, Affiliate Marketing and Technology segments exceeded the Company’s expectations, and all four business segments exceeded the Company’s expectations for operating income.

“This was an important quarter for the Company, as we exited a non-core business, launched the ValueClick Brands owned and operated sites segment, and delivered growth and margin expansion from our continuing operations,” said Tom Vadnais, chief executive officer of ValueClick. “In 2010, we will remain focused on expanding our core businesses through developing new technologies, leveraging data, and capitalizing on synergy opportunities across our organization.”

GAAP net income from continuing operations for the fourth quarter was $17.4 million, or $0.20 per diluted common share. Non-GAAP net income, which excludes discontinued operations, stock-based compensation and amortization of intangible assets was $21.6 million, or $0.25 per diluted common share for the fourth quarter. A table reconciling GAAP net income from continuing operations to non-GAAP diluted net income per common share is included in this press release.

1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and goodwill impairment charges. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

The Company generated approximately $33 million in free cash flow in the fourth quarter, defined as net cash from operations less capital expenditures. During the quarter, ValueClick repurchased 3.6 million shares of its common stock for $35.1 million. As of today, up to an additional $69.9 million of the Company’s capital may be used to repurchase shares of the Company’s outstanding common stock under the Company’s stock repurchase program.

The consolidated balance sheet as of December 31, 2009, which includes the impact of the fourth quarter stock repurchases, includes approximately $180 million in cash, cash equivalents and marketable securities and no debt.

Web Clients Divestiture, Discontinued Operations

On February 1, 2010, the Company announced the divestiture of the Web Clients business, which previously was included in the Company’s Media business segment. In accordance with GAAP, the Company has presented this divested business as discontinued operations for 2009 and has recast its historical statements of operations and segment operating results for prior periods to reflect this change. A PDF file containing revised historical consolidated statements of operations and segment operating results information reflecting this change is available for download on the Investor Relations page at www.valueclick.com. The Company’s previously issued guidance for the fourth quarter of 2009 did not reflect this change in presentation.

Owned & Operated Websites Segment

Today, ValueClick introduces its Owned & Operated Websites segment, formerly known as Comparison Shopping and Search. This change reflects the segment’s focus on building and monetizing content websites across a diverse set of topics and geographies. In February, ValueClick’s MeziMedia division changed its name to ValueClick Brands, Inc. to reflect its new focus and launched its new corporate website, www.valueclickbrands.com.

Business Outlook

Today, ValueClick is announcing guidance for the first quarter of 2010:

Guidance
Revenue	$93-$97 million
Adjusted-EBITDA	$24-$26 million
Mid-Point Adjusted-EBITDA Margin	~26%
GAAP diluted net income per common share	$0.10-$0.11
Non-GAAP diluted net income per common share	$0.15-$0.16

The mid-point of guidance is based in part on the following segment-level assumptions for revenue growth rates expressed as a percentage increase or decrease from first quarter 2009 revenue levels:

•	Media: up low single digits

•	Owned & Operated Websites: down mid twenties

•	Affiliate Marketing: up low single digits

•	Technology: up high single digits

First quarter 2010 non-GAAP and GAAP diluted net income per common share guidance assume a 42 percent effective tax rate and 85 million diluted shares outstanding.

Conference Call Today at 4:30 p.m. ET

Tom Vadnais, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick’s financial performance for the fourth quarter during a conference call and webcast on February 16 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live Webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through February 23 at (888) 203-1112 and (719) 457-0820 (pass code: 8616047). An archive of the Webcast will also be available through February 23.

The Company is in the process of completing its year-end tax provision processes. Accordingly, all tax-related balances included in this press release are preliminary and subject change. Final GAAP operating results will be included in the Company’s annual report on Form 10-K, which will be filed with the Securities and Exchange Commission no later than Monday, March 1.

About ValueClick

ValueClick, Inc. (Nasdaq: VCLK) is one of the world’s largest integrated online marketing services companies, offering comprehensive and scalable solutions to deliver cost-effective customer acquisition for advertisers and transparent revenue streams for publishers. ValueClick’s performance-based solutions allow its customers to reach their potential through multiple online marketing channels, including affiliate and search marketing, display advertising, ad serving and related technologies, and . ValueClick’s brands include Commission Junction, ValueClick Media, Mediaplex, Smarter.com, CouponMountain.com, and PriceRunner. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, and the risk that legislation and governmental regulation could negatively impact the Company’s performance. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on March 2, 2009; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,		December 31,
	2009		2008

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$	158,497	$	122,487
Marketable securities		—		2,175
Accounts receivable, net		68,484		108,611
Other current assets		20,856		20,515
Assets held for sale		36,875		—

Total current assets		284,712		253,788
Marketable securities, less current portion		22,026		25,750
Property and equipment, net		11,272		15,514
Goodwill		157,123		172,583
Intangible assets, net		38,718		80,042
Other assets		52,711		55,602

TOTAL ASSETS	$	566,562	$	603,279

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities		$98,404	$	176,605
Non-current liabilities		61,669		73,195

Total liabilities		160,073		249,800
Total stockholders’ equity		406,489		353,479

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$	566,562	$	603,279

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended December 31,
	(Unaudited)
	2009	2008

Revenue	$110,394	$110,059
Cost of revenue	31,173	35,611

Gross profit	79,221	74,448
Operating expenses:
Sales and marketing (Note 1)	27,228	27,155
General and administrative (Note 1)	14,434	18,057
Technology (Note 1)	6,179	7,205
Amortization of intangible assets acquired in business combinations	4,999	4,992
Impairment of goodwill and intangible assets	—	269,500

Total operating expenses	52,840	326,909

Operating income (loss) from continuing operations	26,381	(252,461)
Interest and other income, net	(176)	(1,728)

Income (loss) before income taxes from continuing operations	26,205	(254,189)
Income tax expense (benefit)	8,834	(32,799)

Net income (loss) from continuing operations	17,371	(221,390)
Loss from discontinued operations, net of tax impact	(1,874)	(35,361)
Gain on disposal, net of tax impact	—	4,984

Net income (loss)	$15,497	$(251,767)

Basic net income (loss) from continuing operations per common share	$0.20	$(2.55)

Diluted net income (loss) from continuing operations per common share	$0.20	$(2.55)

Basic net income (loss) per common share	$0.18	$(2.90)

Diluted net income (loss) per common share	$0.18	$(2.90)

Weighted-average shares used to compute basic net income per common share	85,779	86,736

Weighted-average shares used to compute diluted net income per common share	86,384	86,736

Note 1 – Includes stock-based compensation as follows:

	Three-month Period
	Ended December 31,
	(Unaudited)
	2009	2008
Sales and marketing	$355	$581
General and administrative	1,361	1,531
Technology	197	291

Total stock-based compensation	$1,913	$2,403

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Year Ended December 31,
	(Unaudited)
	2009	2008

Revenue	$422,723	$455,441
Cost of revenue	116,509	139,470

Gross profit	306,214	315,971
Operating expenses:
Sales and marketing (Note 1)	118,457	136,466
General and administrative (Note 1)	60,373	88,745
Technology (Note 1)	25,050	31,160
Amortization of intangible assets acquired in business combinations	19,803	21,733
Impairment of goodwill and intangible assets	—	269,500

Total operating expenses	223,683	547,604

Operating income (loss) from continuing operations	82,531	(231,633)
Interest and other income, net	302	2,451

Income (loss) before income taxes from continuing operations	82,833	(229,182)
Income tax expense (benefit)	21,264	(30,621)

Net income (loss) from continuing operations	61,569	(198,561)
Gain (loss) from discontinued operations, net of tax impact	7,047	(20,535)
Gain on disposal, net of tax impact	—	4,984

Net income (loss)	$68,616	$(214,112)

Basic net income (loss) from continuing operations per common share	$0.71	$(2.15)

Diluted net income (loss) from continuing operations per common share	$0.71	$(2.15)

Basic net income (loss) per common share	$0.79	$(2.32)

Diluted net income (loss) per common share	$0.79	$(2.32)

Weighted-average shares used to compute basic net income per common share	86,716	92,325

Weighted-average shares used to compute diluted net income per common share	87,210	92,325

Note 1 – Includes stock-based compensation as follows:

	Year Ended December 31,
	(Unaudited)
	2009	2008
Sales and marketing	$1,907	$15,621
General and administrative	6,034	30,620
Technology	928	1,925

Total stock-based compensation	$8,869	$48,166

VALUECLICK, INC.
RECONCILIATION OF NET INCOME FROM CONTINUING
OPERATIONS TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended December 31,
	(Unaudited)
	2009	2008
Net income (loss) from continuing operations	$17,371	$(221,390)
Interest and other income, net	176	1,728
Provision for (benefit from) income taxes	8,834	(32,799)
Amortization of intangible assets acquired in business combinations	4,999	4,992
Impairment of goodwill and intangible assets	—	269,500
Depreciation and leasehold amortization	1,795	2,112
Stock-based compensation	1,913	2,403

Adjusted-EBITDA	$35,088	$26,546

	Year Ended December 31,
	(Unaudited)
	2009	2008
Net income (loss) from continuing operations	$61,569	$(198,561)
Interest and other income, net	(302)	(2,451)
Provision for (benefit from) income taxes	21,264	(30,621)
Amortization of intangible assets acquired in business combinations	19,803	21,733
Impairment of goodwill and intangible assets	—	269,500
Depreciation and leasehold amortization	7,563	8,480
Stock-based compensation	8,869	48,166

Adjusted-EBITDA	$118,766	$116,246

Note 1 – “Adjusted-EBITDA” (GAAP net income from continuing operations before interest, income taxes, depreciation, amortization, stock-based compensation, and goodwill impairment charges) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company’s performance because it eliminates the effects of period-to-period changes in income from interest on the Company’s cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company’s business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company’s business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP NET INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-Month Period
	Ended December 31,
	2009	2008
GAAP net income (loss) from continuing operations	$17,371	$(221,390)
Stock-based compensation	1,913	2,403
Amortization of intangible assets acquired in business combinations	4,999	4,992
Impairment of goodwill and intangible assets	—	269,500
Tax impact of above items	(2,664)	(42,528)

Non-GAAP net income	$21,619	$12,977

Non-GAAP diluted net income per common share	$0.25	$0.15

Weighted-average shares used to compute non-GAAP diluted net income per common share	86,384	86,736

	Year Ended December 31,
	2009	2008
GAAP net income (loss) from continuing operations	$61,569	$(198,561)
Stock-based compensation	8,869	48,166
Amortization of intangible assets acquired in business combinations	19,803	21,733
Impairment of goodwill and intangible assets	—	269,500
Tax impact of above items	(10,821)	(66,657)

Non-GAAP net income	$79,420	$74,181

Non-GAAP diluted net income per common share	$0.91	$0.80

Weighted-average shares used to compute non-GAAP diluted net income per common share	87,210	92,325

Note 1 – “Non-GAAP diluted net income per common share” (GAAP diluted net income from continuing operations per common share before the impact of stock-based compensation, amortization of intangibles, and other non-recurring events) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company’s performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company’s business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company’s business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company’s business, its reliance on this measure is limited because excluded items often have a material effect on the Company’s earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company’s core performance, which management uses in its own evaluation of overall performance, and a base-line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company’s financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)
(Note 1)

	Three-month Period Ended December 31,		Year Ended
	(Unaudited)		December 31,
			(Unaudited)
	2009	2008	2009	2008
Media:
Revenue	$40,149	$33,911	$135,086	$130,891
Cost of revenue	21,013	18,711	71,320	71,638

Gross profit	19,136	15,200	63,766	59,253
Operating expenses	7,295	7,801	30,505	34,038

Segment income from operations	$11,841	$7,399	$33,261	$25,215

Owned & Operated Websites:
Revenue	$31,771	$38,054	$149,599	$177,145
Cost of revenue	5,715	10,879	27,002	46,950

Gross profit	26,056	27,175	122,597	130,195
Operating expenses	18,917	19,274	87,563	89,263

Segment income from operations	$7,139	$7,901	$35,034	$40,932

Affiliate Marketing:
Revenue	$31,544	$31,630	$111,903	$121,972
Cost of revenue	4,005	5,567	15,617	19,374

Gross profit	27,539	26,063	96,286	102,598
Operating expenses	9,244	9,992	38,165	43,143

Segment income from operations	$18,295	$16,071	$58,121	$59,455

Technology:
Revenue	$7,507	$7,341	$27,686	$28,670
Cost of revenue	894	1,130	3,709	4,147

Gross profit	6,613	6,211	23,977	24,523
Operating expenses	2,923	2,702	11,202	10,923

Segment income from operations	$3,690	$3,509	$12,775	$13,600

Total segment income from operations	$40,965	$34,880	$139,191	$139,202
Corporate expenses	(7,672)	(10,446)	(27,988)	(31,436)
Stock-based compensation	(1,913)	(2,403)	(8,869)	(48,166)
Amortization of intangible assets	(4,999)	(4,992)	(19,803)	(21,723)
Impairment of goodwill	—	(269,500)	—	(269,500)

Consolidated operating income	$26,381	$(252,461)	$82,531	$(231,633)
(loss) from continuing operations

Reconciliation of segment revenue to consolidated revenue:
Media	$40,149	$33,911	$135,086	$130,891
Owned & Operated Websites	31,771	38,054	149,599	177,145
Affiliate Marketing	31,544	31,630	111,903	121,972
Technology	7,507	7,341	27,686	28,670
Inter-segment eliminations	(577)	(877)	(1,551)	(3,237)

Consolidated revenue	$110,394	$110,059	$422,723	$455,441

Note 1 – On February 1, the Company announced the divestiture of the Web Clients business, which had been included in the Media segment. In October 2008, the Company sold two non-core businesses, Mediaplex Systems and the ink-jet e-commerce business. Mediaplex Systems was included in the Company’s Technology operating segment, while the e-commerce business was included in the Media operating segment. The Company has presented these divested businesses as discontinued operations and has recast its historical statements of operations and segment operating results to reflect this change. The information in this table excludes the divested businesses for all periods presented. A PDF file containing historical consolidated statements of operations and segment operating results information is available for download on the Investor Relations page at www.valueclick.com.